UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03630)

Exact name of registrant as specified in charter: Putnam California Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam California Tax Exempt Income Fund

9|30|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam estab-
lished The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
California
Tax Exempt
Income Fund

9| 30| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	20
Financial statements	21
Federal tax information	42
Shareholder meeting results	43
About the Trustees	44
Officers	48

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a longstanding commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam California Tax Exempt Income Fund:
potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Tax Exempt Income Fund. The fund explores the vast California municipal bond market, seeking to deliver high current income and tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk — that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state income tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income-tax rate is among the highest in the United States. And the sheer size of the California municipal bond market — it is one of the largest and most diverse in the country, encompassing virtually every sector of the municipal bond market — enables it to establish trends and shape demand in municipal bond markets across the country.

The fund seeks to capitalize on the opportunities available in California by investing in a range of bonds —primarily investment-grade — across various sectors. When deciding whether to invest in a bond, the fund’s management team primarily considers credit risk and interest-rate risk, as well as the risk that the bond will be prepaid. Once a bond has been purchased, the management team continues to monitor developments that affect the bond market, the specific sector, and the bond issuer.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Consult your tax advisor for more information. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Performance and portfolio snapshots

Putnam California Tax Exempt
Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–10 for additional performance information. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Given our expectation for rising interest
rates, we maintained a short (defensive)
portfolio duration relative to the average
duration for the fund’s Lipper peer group. This
strategy helped relative results as the prices of
longer-term tax-exempt bonds declined and
their yields rose.”

Thalia Meehan, Portfolio Leader, Putnam California Tax Exempt Income Fund

Credit qualities shown as a percentage of portfolio value as of 9/30/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Report from the fund managers

The year in review

Your fund operated in a difficult market environment during much of the period, due primarily to problems in the subprime mortgage lending market and a resulting liquidity crunch. Nevertheless, for its 2007 fiscal year, which ended September 30, 2007, Putnam California Tax Exempt Income Fund’s results before sales charges surpassed the average return for the fund’s Lipper category. We attribute this favorable performance to the fund’s strategy of maintaining a relatively short duration versus its peers as the prices of long-term tax-exempt bonds declined and their yields rose. The fund’s holdings in the utilities sector also contributed positively to performance, while an emphasis on underperforming tobacco settlement bonds detracted from results. The fund’s overweight position in bonds at the lower end of the credit spectrum also dampened performance, as municipal bonds with higher credit quality fared better in the subprime turmoil. The fund’s focus on a single geographic area caused its results before sales charges to lag behind its nationally diversified benchmark, the Lehman Municipal Bond Index.

Market overview

A crisis in the subprime mortgage lending market and a resulting credit crunch weighed on the performance of many fixed-income sectors — including municipal bonds —during the year ended September 30, 2007. The subprime crisis caused bond investors to reevaluate risk across all types of fixed-income portfolios. Yield spreads — which represent the yield premium for investing in bonds that are riskier than U.S. Treasuries, which carry virtually no credit risk — rose dramatically as investors demanded more return on riskier bonds. Consequently, the “risk rally” that persisted in the tax-exempt bond market during the past two years, in which low-quality bonds traded at historically tight yield premiums to U.S. Treasuries, came to an abrupt end. During July and August, when the impact of the subprime crisis was most acutely felt in the municipal bond market, the yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — steepened quickly as demand for longer-maturity bonds weakened significantly. Long-term bond prices declined, and their yields rose, as investors reassessed the slim yield advantage that was being offered

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 9/30/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

for the increased inflation risk associated with holding longer-dated securities.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the average duration for the fund’s Lipper peer group. This strategy helped relative results as the prices of longer-term tax-exempt bonds declined and their yields rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. By the end of the period, we had extended the fund’s duration to a more neutral positioning relative to its Lipper peer group.

We increased the fund’s use of derivative instruments, such as interest-rate swap contracts, to execute several of the fund’s investment strategies. By enabling two parties to exchange, or swap, interest-rate payments at a future date, these contracts give us more control over the fund’s exposure to the upward and downward movement of interest rates without requiring an exchange of principal. The use of these derivatives lets us take positions that reflect our views on yield curve trends without needing to sell bonds we would like to retain, and can also reduce the fund’s transaction costs. This, in turn, increases our flexibility in managing the fund. Because the municipal yield curve became steeper during the period, the fund’s interest-rate swap positions contributed to results.

Your fund’s holdings

The fund’s greater-than-benchmark position in tobacco settlement bonds detracted from relative performance as this sector delivered weak results amidst the downturn in lower-rated bonds. The combination of heavy upcoming supply and investor aversion to riskier bonds weighed on the tobacco settlement sector. The relatively high interest rate these bonds pay is secured by tobacco companies’ settlement obligations to the states, so they generally offer higher yields than bonds of comparable quality. The fund’s underweight position in single-family housing bonds, relative to its peer group, detracted from performance, as reduced mortgage-prepayment volatility and solid investor demand continued to benefit bonds in this sector. Although we still find the sector attractive, provisions in some single-family housing issues that favor the issuer over the investor caused us to become more selective during the period. Contributing positively to performance was the fund’s overweight position in the utilities sector, which was one of the best-performing fixed-income sectors

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective
maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

for the fiscal year. One of the fund’s larger positions, a California general obligation bond, also contributed positively to returns for the period. General obligation bonds are backed by tax revenue. During the fiscal period, its price rose as demand increased for bonds with its interest-rate structure.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We are encouraged that the liquidity crisis that has affected the fixed-income markets is being addressed by the Federal Reserve (the Fed) and other regulatory and legislative bodies. In September, the Fed reduced the federal funds rate — the benchmark rate for overnight loans between banks — by 0.50% . This action helped both the taxable and tax-exempt markets to stabilize by restoring a level of confidence that the central bank is prepared to step in when extreme events disrupt the bond market’s normal balance of supply and demand.

While we expect to see continued volatility in the coming months, the silver lining in any market downturn is that many securities may become available at attractive prices. We believe that is now the case among bonds that are at the lower end of the investment-grade credit spectrum and at the higher end of the below-investment-grade category. We currently plan to reduce the fund’s underweight position, relative to the peer group average, in this area over the next several months. In the coming months, we will seek to position the fund to capitalize on any forthcoming market rally, and will rely on Putnam’s rigorous municipal-bond research capabilities to selectively add lower-rated securities to your fund’s portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Consult your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.06%	6.89%	6.27%	6.27%	6.20%	6.20%	6.65%	6.50%

10 years	56.47	50.64	46.93	46.93	44.45	44.45	51.92	46.94
Annual average	4.58	4.18	3.92	3.92	3.75	3.75	4.27	3.92

5 years	18.88	14.33	15.20	13.38	14.14	14.14	17.27	13.30
Annual average	3.52	2.71	2.87	2.54	2.68	2.68	3.24	2.53

3 years	10.69	6.48	8.64	5.82	8.04	8.04	9.83	6.11
Annual average	3.44	2.11	2.80	1.90	2.61	2.61	3.17	2.00

1 year	2.14	–1.71	1.63	–3.26	1.32	0.34	1.97	–1.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,693 and $14,445, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares ($9,675 after sales charge) would have been valued at $14,694 at public offering price.

Comparative index returns For periods ended 9/30/07

		Lipper California
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*
Annual average
(life of fund)	7.55%	7.08%

10 years	67.84	55.87
Annual average	5.32	4.53

5 years	21.76	18.14
Annual average	4.02	3.38

3 years	12.04	10.97
Annual average	3.86	3.53

1 year	3.10	1.47

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 117, 105, 97, 71, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the one year period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M

Number	12		12	12	12

Income[1]	$0.335216		$0.284878	$0.270786	$0.311286

Capital gains[2]

Long-term	0.023000		0.023000	0.023000	0.023000

Short-term	0.003500		0.003500	0.003500	0.003500

Total	$0.361716		$0.311378	$0.297286	$0.337786

Share value:	NAV	POP	NAV	NAV	NAV	POP

9/30/06	$8.23	$8.55	$8.22	$8.26	$8.21	$8.49

9/30/07	8.04	8.35	8.04	8.07	8.03	8.30

Current yield (end of period)
Current dividend rate[3]	4.19%	4.03%	3.54%	3.39%	3.90%	3.77%

Taxable equivalent[4]	7.19	6.91	6.07	5.81	6.69	6.47

Current 30-day SEC yield[5]	N/A	3.78	3.29	3.14	N/A	3.52

Taxable equivalent[4]	N/A	6.48	5.64	5.39	N/A	6.04

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 41.70% federal and state combined tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M

Total annual fund operating expenses	0.75%	1.39%	1.54%	1.04%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from April 1, 2007, to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.82	$ 7.03	$ 7.77	$ 5.27

Ending value (after expenses)	$1,003.50	$1,001.80	$999.50	$1,003.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2007, use the calculation method below. To find the value of your investment on April 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.85	$ 7.08	$ 7.84	$ 5.32

Ending value (after expenses)	$1,021.26	$1,018.05	$1,017.30	$1,019.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund's annualized expense ratio*	0.76%	1.40%	1.55%	1.05%

Average annualized expense ratio for Lipper peer group†	0.82%	1.46%	1.61%	1.11%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam California Tax Exempt Income Fund	36%	12%	21%	13%	22%

Lipper California Municipal Debt Funds category average	23%	22%	17%	24%	31%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 9/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

Trustee and Putnam employee fund ownership

As of September 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$37,000	$ 91,000,000

Putnam employees	$13,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 12th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

47th	47th	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 116, 107, and 94 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper California Municipal Debt Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 33%, 41%, and 48%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 38 out of 117, 40 out of 97 and 34 out of 71 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund, including the fund’s portfolio, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 12, 2007

The fund’s portfolio 9/30/07

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	MBIA MBIA Insurance Company
COP Certificate of Participation	Radian Insd. Radian Group Insured
FGIC Financial Guaranty Insurance Company	TAN Tax Anticipation Notes
FRB Floating Rate Bonds	U.S. Govt. Coll. U.S. Government Collateralized
FSA Financial Security Assurance	VRDN Variable Rate Demand Notes
G.O. Bonds General Obligation Bonds	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.8%)*

	Rating**	Principal amount	Value

California (96.5%)
ABAG Fin. Auth. COP (Odd Fellows Home), 6s, 8/15/24	A+	$ 1,000,000	$ 1,011,740
Acalanes, Unified High School Dist. G.O. Bonds (Election
of 2002), Ser. A, FGIC, zero %, 8/1/21 (Prerefunded)	Aaa	5,815,000	2,993,213
Alameda Cnty., Unified School Dist. G.O. Bonds, Ser. A, FSA, zero %, 8/1/15	Aaa	1,000,000	735,690
Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A, MBIA, 5 1/4s,10/1/21	Aaa	9,500,000	9,853,970
Alhambra, Unified School Dist. G.O. Bonds (Election of 2004),
Ser. A, FGIC, 5s, 8/1/24	Aaa	1,825,000	1,909,041
Anaheim, COP, MBIA, 6.2s, 7/16/23	Aaa	32,000,000	32,698,240
Anaheim, City School Dist. G.O. Bonds (Election of 2002), MBIA,
zero %, 8/1/24	AAA	5,000,000	2,306,900
Anaheim, Pub. Fin. Auth. Rev. Bonds (Distr. Syst.), MBIA
5 1/4s, 10/1/23	Aaa	8,675,000	9,238,355
5 1/4s, 10/1/22	Aaa	6,700,000	7,147,627
5s, 10/1/29	Aaa	6,945,000	7,180,852
Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
(Cap. Appn. Sub. Impt.), Ser. C, FSA, zero %, 9/1/30	Aaa	1,290,000	423,610
(Pub. Impt.), Ser. C, FSA, zero %, 9/1/19	Aaa	1,770,000	1,046,636
Anaheim, Unified High School Dist. G.O. Bonds, FSA, 4 3/4s, 8/1/24	Aaa	2,950,000	3,005,844
Arcadia, Unified School Dist. G.O. Bonds (Election of 2006),
Ser. A, FSA, zero %, 8/1/18	Aaa	1,500,000	925,485
Aromas-San Juan, Unified School Dist. G.O. Bonds, Ser. A, FGIC,
zero %, 8/1/26	Aaa	1,475,000	613,939
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco Bay Area),
Ser. F, 5s, 4/1/20	AA	10,000,000	10,603,300
Berryessa, Unified School Dist. G.O. Bonds (Election of 1999),
Ser. C, FSA, zero %, 8/1/27	Aaa	1,315,000	519,425
Burbank, Pub. Fin. Auth. Rev. Bonds (West Olive Redev.), AMBAC,
5s, 12/1/26	Aaa	3,390,000	3,512,888
Burbank, Unified School Dist. G.O. Bonds (Election of 1997),
Ser. C, FGIC, zero %, 8/1/18	Aaa	2,345,000	1,485,675
CA Edl. Fac. Auth. Rev. Bonds
(Stanford U.), Ser. Q, 5 1/4s, 12/1/32	Aaa	22,360,000	23,448,485
(Claremont Graduate U.), Ser. A, 5s, 3/1/31	A3	2,465,000	2,490,710
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,494,045
(Claremont Graduate U.), Ser. A, 5s, 3/1/26	A3	1,200,000	1,221,048
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,259,675
(U. of the Pacific), 5s, 11/1/16	A2	1,095,000	1,157,525
(U. of the Pacific), 5s, 11/1/14	A2	295,000	314,143
(U. of the Pacific), 5s, 11/1/13	A2	525,000	556,547
(U. of the Pacific), 5s, 11/1/11	A2	625,000	654,269
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,830,000	2,793,861
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, MBIA, 5 3/8s, 8/15/30	Aaa	1,600,000	1,635,728
(Kaiser Permanente), Ser. A, 5s, 4/1/37	A+	10,000,000	9,954,100
(Cedars-Sinai Med. Ctr.), 5s, 11/15/34	A2	6,750,000	6,758,573
(CA-NV Methodist), 5s, 7/1/26	A+	1,745,000	1,755,924

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Lucile Salter Packard Hosp.), Ser. C, AMBAC, 5s, 8/15/24	Aaa	$ 6,390,000	$ 6,602,723
(Stanford Hosp. & Clinics), Ser. A, 5s, 11/15/23	A2	7,250,000	7,329,533
Ser. B, AMBAC, 5s, 7/1/21	Aaa	3,500,000	3,503,640
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A2	2,900,000	3,066,228
Ser. 5, MBIA, 5s, 7/1/14	AAA	6,400,000	6,406,656
CA Hsg. Fin. Agcy. Rev. Bonds
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	Aaa	5,955,000	6,407,520
(Multi-Fam. Hsg. III), Ser. B, MBIA, 5 1/2s, 8/1/39	Aaa	1,650,000	1,673,117
(Home Mtge.), Ser. I, 4.6s, 8/1/21	Aa2	5,000,000	4,860,600
CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Bay Area Toll Bridges), Ser. A, FGIC, 5s, 7/1/29 (Prerefunded)	Aaa	5,000,000	5,499,400
Ser. B, 4s, 6/1/10	A	1,000,000	990,970
Ser. A, zero %, 12/1/20	A	2,445,000	1,215,727
Ser. A, zero %, 12/1/19	A	3,445,000	1,830,018
Ser. A, zero %, 12/1/18	A	4,890,000	2,775,320
Ser. A, zero %, 12/1/17	A	2,445,000	1,474,433
Ser. A, zero %, 12/1/16	A	2,445,000	1,569,201
Ser. A, zero %, 12/1/15	A	2,440,000	1,659,444
CA Muni. Fin. Auth. COP
(Cmnty. Hosp. of Central CA), 5 1/4s, 2/1/37	Baa2	1,500,000	1,458,345
(Cmnty. Hosp. of Central CA), 5 1/4s, 2/1/27	Baa2	4,000,000	3,985,280
(Cmnty. Hosp. of Central CA), 5s, 2/1/22	Baa2	2,400,000	2,370,840
(Cmnty. Hosp. of Central CA), 5s, 2/1/21	Baa2	2,000,000	1,984,500
(Cmnty. Hosp. of Central CA), 5s, 2/1/20	Baa2	2,500,000	2,493,000
(Cmnty. Hosp. of Central CA), 5s, 2/1/16	Baa2	2,450,000	2,501,695
(Cmnty. Hosp. of Central CA), 5s, 2/1/15	Baa2	1,000,000	1,024,580
(Cmnty. Hosp. of Central CA), 5s, 2/1/14	Baa2	1,785,000	1,832,570
(Cmnty. Hosp. of Central CA), 5s, 2/1/13	Baa2	2,000,000	2,053,460
(Cmnty. Hosp. of Central CA), 5s, 2/1/12	Baa2	1,000,000	1,023,750
CA Muni. Fin. Auth. Rev. Bonds (U. Students Coop Assn.), 5s,4/1/22	BBB–	790,000	790,593
CA Poll. Control Fin. Auth. VRDN (Pacific Gas & Electric Corp.)
Ser. E, 3.88s, 11/1/26	A–1+	4,400,000	4,400,000
Ser. F, 3.88s, 11/1/26	A–1+	1,500,000	1,500,000
CA Poll. Control Fin. Auth. Solid Waste Disp. Rev. Bonds
(Keller Canyon Landfill Co.), 6 7/8s, 11/1/27	BB–	1,000,000	1,001,130
(Waste Management, Inc.), Ser. A-2, 5.4s, 4/1/25	BBB	6,500,000	6,513,130
CA State G.O. Bonds
AMBAC, 5 1/2s, 4/1/11	Aaa	16,545,000	17,624,561
5 1/4s, 12/1/24	A1	12,135,000	12,824,632
5 1/4s, 12/1/23	A1	11,000,000	11,651,310
5 1/4s, 2/1/20	A+	10,000,000	10,961,300
MBIA, 5 1/8s, 2/1/27 (Prerefunded)	Aaa	5,000,000	5,439,600
MBIA, 5 1/8s, 2/1/26	Aaa	5,000,000	5,251,550
5 1/8s, 4/1/24	A1	6,000,000	6,257,160
5 1/8s, 4/1/23	A1	2,250,000	2,351,610
5.1s, 2/1/34 (Prerefunded)	A+	10,805,000	11,043,791
Ser. 2, 5s, 9/1/30	A1	10,000,000	10,220,000
5s, 2/1/29 (Prerefunded)	A1	400,000	423,884
Ser. 06, 5s, 10/1/23	A1	4,950,000	4,955,396
4 3/4s, 10/1/28	A1	31,600,000	31,714,708
4 3/4s, 9/1/28	A1	5,000,000	5,017,850
4 1/2s, 10/1/26	A1	11,200,000	11,003,440
AMBAC, 4 1/4s, 12/1/35	Aaa	10,000,000	9,256,700
CA State Dept. of Wtr. Resources Rev. Bonds
Ser. A, 5 1/4s, 5/1/20 (Prerefunded)	Aaa	4,000,000	4,331,280
Ser. W, FSA, 5 1/8s, 12/1/29	Aaa	5,000,000	5,178,450

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
CA State Dept. of Wtr. Resources Rev. Bonds
Ser. A, 5 1/8s, 5/1/19 (Prerefunded)	Aaa	$ 25,000,000	$ 26,939,250
Ser. A, 5 1/8s, 5/1/18 (Prerefunded)	Aaa	20,000,000	21,551,400
Ser. O, MBIA, 4 3/4s, 12/1/29	Aaa	23,000,000	23,019,780
CA State Dept. of Wtr. Resources VRDN, Ser. B-2, 3.97s, 5/1/22	VMIG1	2,150,000	2,150,000
CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s, 7/1/16	AA+	4,000,000	4,185,760
CA State Pub. Wks. Board Rev. Bonds
(Dept. of Gen. Svcs. Butterfield), Ser. ST-A, 5 1/4s, 6/1/25	A2	2,500,000	2,620,200
(Dept. of Gen. Svcs. — Cap East End), Ser. A, AMBAC, 5s, 12/1/27	Aaa	12,250,000	12,648,125
(Dept. of Gen. Svcs. Butterfield), Ser. ST-A, 5s, 6/1/23	A2	2,900,000	2,989,117
CA State Pub. Wks. Board Lease Rev. Bonds Ser. A, MBIA, 6 1/2s, 9/1/17	Aaa	28,000,000	32,248,440
(Dept. of Corrections-State Prisons), Ser. A, AMBAC, 5s, 12/1/19	Aaa	33,500,000	35,656,730
CA State U. Foundation Rev. Bonds (Sacramento Auxiliary),
Ser. A, MBIA, 5 1/2s, 10/1/37 (Prerefunded)	Aaa	1,340,000	1,463,106
CA State U. Rev. Rev. Bonds, Ser. C, MBIA, 5s, 11/1/26	Aaa	10,485,000	10,973,706
CA Statewide Cmnty. Dev. Auth. Apt. Dev. Rev. Bonds (Irvine Apt.
Cmntys.), Ser. A-4, 5 1/4s, 5/15/25	BBB+	15,500,000	15,813,410
CA Statewide Cmnty. Dev. Auth. Mandatory Put Bonds
(Kaiser Permanente)
Ser. B, 3.9s, 7/1/14	A+	5,000,000	4,889,450
Ser. C, 3.85s, 6/1/12	A+	1,750,000	1,734,460
CA Statewide Cmnty. Dev. Auth. Special Tax FRB (Hsg. Equity Res. — C),
5.2s, 12/1/29	A–	4,000,000	4,088,480
CA Statewide Cmnty. Dev. Auth. Special Tax Rev. Bonds
(Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30	BB/P	2,270,000	2,396,530
(Citrus Garden Apt. Project — D1), 5 1/4s, 7/1/22	A	1,630,000	1,659,585
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	1,530,000	613,102
CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	455,000	465,820
(Huntington Memorial Hosp.), 5s, 7/1/17	A+	5,895,000	6,108,930
(Thomas Jefferson School of Law), Ser. A, 4 7/8s, 10/1/35	BBB–	800,000	723,712
CA Statewide Cmntys., Dev. Auth. COP (The Internext Group), 5 3/8s, 4/1/30	BBB	15,300,000	15,321,573
CA Statewide Cmntys., Dev. Auth. Rev. Bonds (Henry Mayo Newhall
Memorial Hosp.)
5s, 10/1/27	A+	3,685,000	3,731,320
5s, 10/1/20	A+	1,055,000	1,089,414
CA Statewide Cmntys., Dev. Auth. 144A Rev. Bonds (Front Porch
Cmntys. & Svcs.), Ser. A, 5 1/8s, 4/1/37	BBB	5,000,000	4,784,050
CA Statewide Cmntys., Dev. Auth. Apt. Mandatory Put Bonds
(Irvine Apt. Cmntys.)
Ser. A-3, 5.1s, 5/17/10	A–/F	11,000,000	11,209,000
Ser. A-2, 4.9s, 5/15/08	BBB+	6,325,000	6,362,507
CA Statewide Cmntys., Dev. Auth. Multi-Fam. Rev. Bonds (Hsg.
Equity Res.), Ser. B, 5.2s, 12/1/29	A–	5,850,000	5,979,402
CA Statewide Fin. Auth. Tobacco Settlement Rev. Bonds, Class B, 5 5/8s, 5/1/29	Baa3	3,560,000	3,571,926
CA Tobacco Securitization Agcy. Rev. Bonds
(Sonoma Cnty. Corp.), Ser. B, 5 1/2s, 6/1/30 (Prerefunded)	AAA/F	5,000,000	5,415,200
zero %, 6/1/21	Baa3	10,000,000	7,980,500
Cabrillo, Cmnty. College Dist. G.O. Bonds, Ser. C, AMBAC, zero %, 5/1/26	Aaa	10,095,000	4,106,141
Center, Unified School Dist. G.O. Bonds (Election of 1991),
Ser. D, MBIA, zero %, 8/1/23	Aaa	5,855,000	2,712,856
Central CA Joint Pwr. Hlth. Fin. Auth. COP (Cmnty. Hosp.
of Central CA), 6s, 2/1/30 (Prerefunded)	AAA	11,000,000	11,730,840
Chabot-Las Positas, Cmnty. College Dist. G.O. Bonds (Election of 2004)
AMBAC, zero %, 8/1/25	Aaa	12,505,000	5,270,732
Ser. B, AMBAC, zero %, 8/1/17	Aaa	3,785,000	2,476,753
Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC, 5 3/4s, 8/1/22	Aaa	32,000,000	32,025,280

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Chino Valley, Unified School Dist. G.O. Bonds (Election
of 2002), Ser. D, FGIC
zero %, 8/1/26	Aaa	$ 4,415,000	$ 1,723,175
zero %, 8/1/25	Aaa	3,945,000	1,641,317
Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.2s, 9/1/33	BBB/P	3,750,000	3,871,200
(No. 06-1 Eastlake Woods Area), 6.15s, 9/1/26	BBB/P	2,000,000	2,079,040
(No. 97-3), 6.05s, 9/1/29 (Prerefunded)	BB+/P	4,420,000	4,715,123
(No. 07-1 Otay Ranch Village Eleven), 5 7/8s, 9/1/34	BB/P	2,600,000	2,643,342
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB/P	375,000	362,618
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	A1	5,000,000	5,083,350
Colton, G.O. Bonds (Election of 2001), Ser. C, FGIC, 5 1/4s, 2/1/27	Aaa	2,500,000	2,664,275
Commerce, Redev. Agcy. Rev. Bonds (Project 1), zero %, 8/1/21	BBB	66,780,000	29,522,770
Compton, Unified School Dist, G.O. Bonds (Election of 2002),
Ser. D, AMBAC, zero %, 6/1/13	Aaa	1,440,000	1,166,213
Compton, Unified School Dist. G.O. Bonds (Election of 2002),
Ser. D, AMBAC, zero %, 6/1/14	Aaa	2,970,000	2,302,255
Contra Costa Cnty., Pub. Fin. Auth. Tax Alloc. Bonds (Contra
Costa Centre), Ser. A, MBIA, 4 3/4s, 8/1/26	Aaa	2,095,000	2,122,801
Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds, Ser. G, MBIA,
zero %, 9/1/17 (Prerefunded)	AAA	35,000,000	18,350,500
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	10,000,000	110,000
Corona, Cmnty. Fac. Dist. Special Tax (No. 97-2 Eagle Glen),
Ser. 97-2, 5 3/4s, 9/1/16	BBB/P	2,505,000	2,564,719
Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	19,700,000	19,895,621
Desert Sands, Unified School Dist. G.O. Bonds, AMBAC, zero %, 6/1/13	Aaa	2,050,000	1,660,234
Duarte, COP, Ser. A
5 1/4s, 4/1/31	A–	7,000,000	7,071,050
5 1/4s, 4/1/24	A3	7,500,000	7,609,800
East Bay Muni. Util. Dist. Wtr. Syst. Rev. Bonds, Ser. A, MBIA, 5s, 6/1/30	Aaa	15,000,000	15,579,150
El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC, 6 1/4s,
8/15/17 (Prerefunded)	Aaa	10,725,000	12,099,945
Elk Grove, Special Tax (Cmnty. Fac. Dist. No. 2005-1)
5.1s, 9/1/21	BB–/P	1,550,000	1,518,194
5s, 9/1/19	BB–/P	1,240,000	1,223,533
Folsom Cordova, Unified School Dist. Fac. Impt. G.O. Bonds
(Dist. No. 1), Ser. A, MBIA, zero %, 10/1/23	Aaa	1,445,000	695,984
Folsom, Special Tax Rev. Bonds (Cmnty. Facs. Dist. No. 10),
5 7/8s, 9/1/28 (Prerefunded)	BB/P	1,150,000	1,223,094
Foothill/Eastern Corridor Agcy. Rev. Bonds (CA Toll Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	19,324,900
MBIA, 5 3/8s, 1/15/14	Aaa	5,000,000	5,243,150
Foothill/Eastern Corridor Agcy. Toll Roads Rev. Bonds, Ser. A, 5s, 1/1/35	Baa3	2,000,000	1,925,000
Gateway, Unified School Dist. COP, FSA
zero %, 3/1/27	Aaa	410,000	162,040
zero %, 3/1/26	Aaa	390,000	162,560
zero %, 3/1/25	Aaa	375,000	166,163
zero %, 3/1/24	Aaa	360,000	174,830
zero %, 3/1/23	Aaa	345,000	169,374
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-4, 7.8s, 6/1/42 (Prerefunded)	AAA	6,075,000	7,356,947
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	18,225,000	20,000,844
Ser. B, 5 1/2s, 6/1/33 (Prerefunded)	Aaa	36,000,000	39,395,880
Ser. A, 5s, 6/1/45	A2	6,750,000	6,749,528
Ser. A-1, 5s, 6/1/33	BBB	30,000,000	26,476,200
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	1,735,000	1,753,478

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-1, 5s, 6/1/11	BBB	$ 1,000,000	$ 1,020,030
Ser. A-1, 4 1/2s, 6/1/27	BBB	17,810,000	16,702,395
Golden State Tobacco Securitization Corp. stepped-coupon Rev.
Bonds, Ser. A, zero %, (4.55s, 6/1/10) 6/1/22 ††	Aaa	4,085,000	3,581,687
Golden West, School Fin. Auth. Rev. Bonds, Ser. A, MBIA
zero %, 8/1/20	Aaa	2,000,000	1,130,080
zero %, 2/1/20	Aaa	2,480,000	1,432,845
Greenfield, Redev. Agcy. Tax Alloc. Bonds, AMBAC, 4 3/4s, 2/1/30	Aaa	4,865,000	4,887,963
Huntington Beach, Cmnty. Fac. Dist. Special Tax (No. 2003-1
Huntington Ctr.)
5.85s, 9/1/33	BB/P	2,845,000	2,890,008
5.8s, 9/1/23	BB/P	1,000,000	1,028,570
Inland Empire Tobacco Securitization Auth. Rev. Bonds, Ser. A, 4 5/8s, 6/1/21	BBB/F	4,300,000	4,060,060
Irvine, Impt. Board Act of 1915 G.O. Bonds (Assmt. Dist. No.
03-19-Group 2), 5.45s, 9/2/23	BB+/P	1,000,000	1,007,960
Irvine, Impt. Board Act of 1915 Special Assmt. (Dist. No. 04-20)
5s, 9/2/25	BB/P	3,000,000	2,889,870
5s, 9/2/21	BB/P	1,000,000	977,420
5s, 9/2/20	BB/P	1,000,000	977,640
5s, 9/2/19	BB/P	1,000,000	983,230
4 7/8s, 9/2/18	BB/P	1,000,000	973,150
4.8s, 9/2/17	BB/P	1,000,000	976,840
4.7s, 9/2/16	BB/P	1,350,000	1,333,503
4 5/8s, 9/2/15	BB/P	1,290,000	1,266,909
4 1/2s, 9/2/14	BB/P	1,235,000	1,220,513
4.3s, 9/2/12	BB/P	1,000,000	992,110
4 1/4s, 9/2/11	BB/P	1,085,000	1,078,403
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Assmt. Dist. No. 00-18-GRP 2), 5.6s, 9/2/22	BBB/P	5,000,000	5,072,500
(No. 00-18 Group 3), 5.55s, 9/2/26	BBB/P	1,825,000	1,841,370
(No. 03-19 Group 4), 5s, 9/2/29	BB+/P	710,000	661,614
(Dist. No. 04-20), 4.4s, 9/2/13	BB/P	1,180,000	1,167,858
Irvine, Impt. Board Act of 1915 VRDN
(Dist. No. 94-15), State Street B&T Co., 3.84s, 9/2/20	VMIG1	1,200,000	1,200,000
(Assmt. Dist. No. 94-13), 3.84s, 9/2/22	VMIG1	1,200,000	1,200,000
Jurupa, Unified School Dist. G.O. Bonds, FGIC, zero %, 8/1/23	Aaa	1,470,000	718,977
La Quinta, Redev. Agcy. Tax Alloc. (Area No. 1), AMBAC, 5s, 9/1/21	Aaa	1,950,000	2,036,034
Lake Elsinore, Pub. Fin. Auth. Tax Alloc. Rev. Bonds, Ser. C, 6.7s, 10/1/33	BBB/P	13,550,000	14,109,480
Lake Elsinore, School Fin. Auth. Rev. Bonds, FSA
4 3/4s, 10/1/26	Aaa	1,595,000	1,622,944
4 3/4s, 10/1/25	Aaa	1,505,000	1,536,229
4 3/4s, 10/1/24	Aaa	1,415,000	1,447,800
Las Virgenes, Unified School Dist. G.O. Bonds, FSA, zero %, 11/1/23	Aaa	1,395,000	669,349
Lodi, Unified School Dist. G.O. Bonds (Election of 2002), FSA
5s, 8/1/27	Aaa	3,555,000	3,683,727
5s, 8/1/26	Aaa	3,975,000	4,125,175
5s, 8/1/25	Aaa	3,725,000	3,871,579
Long Beach, Bond Fin. Auth. Rev. Bonds (Natural Gas), Ser. A
5 1/2s, 11/15/30	Aa3	3,500,000	3,683,714
5 1/4s, 11/15/18	Aa3	2,000,000	2,097,820
Los Angeles Cnty., COP (Disney), AMBAC, zero %, 9/1/11	AAA	2,000,000	1,736,840
Los Angeles, Cmnty. Redev. Agcy. Fin. Auth. Rev. Bonds
(Bunker Hill), Ser. A, FSA, 5s, 12/1/27	Aaa	16,000,000	16,643,040
Los Angeles, Harbor Dept. Rev. Bonds, U.S. Govt. Coll., 7.6s,
10/1/18 (Prerefunded)	AAA	20,695,000	24,702,173
Los Angeles, Pension Auth. COP, Ser. A, MBIA, 6.9s, 6/30/08	Aaa	26,235,000	26,909,764

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Los Angeles, Unified School Dist. G.O. Bonds, Ser. B, FGIC,4 3/4s, 7/1/20	Aaa	$ 2,975,000	$ 3,104,621
Los Angeles, Wtr. & Pwr. Rev. Bonds
Ser. B, FSA, 5s, 7/1/35	Aaa	5,000,000	5,150,500
(Pwr. Syst.), Ser. A-2, FSA, 5s, 7/1/25	Aaa	3,475,000	3,638,221
Metro. Wtr. Dist. Rev. Bonds
(Southern CA Wtr. Wks.), 5 3/4s, 8/10/18	AAA	40,000,000	45,435,600
(Southern CA Wtr. Wks.), Ser. A, 5s, 7/1/37	AAA	3,665,000	3,710,519
Ser. A, 5s, 7/1/26 (Prerefunded)	AAA	7,180,000	7,278,869
Modesto, High School Dist. Stanislaus Cnty., G.O. Bonds, Ser. A,
FGIC, zero %, 8/1/24	Aaa	1,200,000	553,656
Mount Diablo, Hosp. Rev. Bonds, Ser. A, AMBAC, 5s, 12/1/13 (Prerefunded)	Aaa	9,000,000	9,285,210
Mount Pleasant, Elementary School Dist. G.O. Bonds (Election of 1998),
Ser. E, AMBAC, zero %, 9/1/14	Aaa	1,080,000	837,702
Napa Valley, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. C, MBIA
zero %, 8/1/23	Aaa	10,475,000	4,856,839
zero %, 8/1/22	Aaa	10,275,000	5,024,064
zero %, 8/1/21	Aaa	8,575,000	4,428,473
Natomas, Unified School Dist. G.O. Bonds, FGIC
zero %, 8/1/29	AAA	4,210,000	1,311,331
zero %, 8/1/28	AAA	5,330,000	1,773,984
zero %, 8/1/22	AAA	1,500,000	706,245
zero %, 8/1/21	AAA	1,500,000	750,315
Newark, Unified School Dist. (Election of 1997), Ser. D, FSA, zero %, 8/1/26	Aaa	1,300,000	536,146
Norco, Redev. Agcy. Tax Alloc. Bonds (Norco Redev.), AMBAC, 5s, 3/1/26	Aaa	3,015,000	3,116,666
North Natomas, Cmnty. Fac. Special Tax Bonds
Ser. B, 6 3/8s, 9/1/31	BBB–/P	6,260,000	6,412,243
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	3,870,000	3,594,185
Ser. D, 5s, 9/1/26	BBB–/P	1,755,000	1,670,374
Novato, Unified School Dist. G.O. Bonds, FSA, 5s, 8/1/27	Aaa	2,230,000	2,316,033
Oakland, Swr. Rev. Bonds, Ser. A, FSA, 5s, 6/15/26	Aaa	3,690,000	3,836,567
Ontario, COP (Wtr. Syst. Impt.), MBIA, 5s, 7/1/29	Aaa	5,500,000	5,678,090
Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev. Bonds
(Ladera Ranch — No. 1), Ser. A, 6.2s, 8/15/23 (Prerefunded)	BBB/P	1,800,000	1,842,282
(Ladera Ranch — No. 1), Ser. A, 6.2s, 8/15/20 (Prerefunded)	BBB/P	1,290,000	1,320,302
(Ladera Ranch — No. 01-1), Ser. A, 6s, 8/15/32 (Prerefunded)	AAA	2,400,000	2,589,383
(Ladera Ranch — No. 03-1), Ser. A, 5 5/8s, 8/15/34	BBB/P	2,750,000	2,760,010
(Ladera Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB/P	3,725,000	3,714,570
(Ladera Ranch — No. 03-1), Ser. A, 5 1/2s, 8/15/23	BBB/P	1,000,000	1,013,420
Orange Cnty., Wtr. Dist. COP, Ser. B, MBIA, 5s, 8/15/28	Aaa	10,000,000	10,249,600
Pajaro Valley, Unified School Dist. G.O. Bonds (Election
of 2002), Ser. B, FSA, zero %, 8/1/26	Aaa	1,500,000	624,345
Pasadena, Cap. Impt. IF COP, AMBAC, 5.35s, 2/1/14	Aaa	24,855,000	26,236,192
Placentia, Redev. Auth. Tax Alloc. Rev. Bonds, Ser. B, 5 3/4s, 8/1/32	BBB+	3,000,000	3,103,110
Pomona, Pub. Fin. Auth. Rev. Bonds
(Merged Redev.), AMBAC, 5s, 2/1/31	Aaa	1,280,000	1,327,245
(Wtr. Fac.), Ser. AY, AMBAC, 5s, 5/1/25	AAA	1,205,000	1,262,888
Poway, Unified School Dist. Cmnty. Facs. Special Tax
(Cmnty. Fac. Dist. No. 14-Del Sur), 5 1/4s, 9/1/36	BB–/P	5,500,000	5,048,285
(Dist. No. 6-4 S Ranch), Ser. S, 5 1/8s, 9/1/35	BB/P	2,500,000	2,401,325
Poway, Unified School Dist. Cmnty. Facs. Special Tax Bonds
(Dist. No. 14- Area A), 5 1/8s, 9/1/26	BB–/P	920,000	875,555
(Dist. No. 6 Impt. Area B), 5s, 9/1/25	BB/P	1,120,000	1,082,647
(Dist. No. 6-4 S Ranch), 5s, 9/1/25	BB/P	1,560,000	1,506,227
(Dist. No. 6 Impt. Area B), 5s, 9/1/24	BB/P	1,025,000	996,464
(Dist. No. 6-4 S Ranch), 5s, 9/1/24	BB/P	1,420,000	1,380,467
(Dist. No. 6 Impt. Area B), 5s, 9/1/23	BB/P	935,000	912,906

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Poway, Unified School Dist. Cmnty. Facs. Special Tax Bonds
(Dist. No. 6-4 S Ranch), 5s, 9/1/23	BB/P	$ 620,000	$ 605,349
(Dist. No. 6 Impt. Area B), 5s, 9/1/22	BB/P	775,000	761,383
(Dist. No. 6-4 S Ranch), 5s, 9/1/22	BB/P	1,030,000	1,011,902
(Dist. No. 6 Impt. Area B), 5s, 9/1/21	BB/P	600,000	592,872
(Dist. No. 6-4 S Ranch), 5s, 9/1/21	BB/P	1,000,000	988,120
(Dist. No. 14- Area A), 5s, 9/1/20	BB–/P	1,135,000	1,099,270
(Dist. No. 14- Del Sur), 5s, 9/1/20	BB–/P	1,185,000	1,148,775
Rancho Cordova, Cmnty. Fac. Dist. Special Tax (No. 2003-1
Sunridge Anatolia), 6.1s, 9/1/37	BBB/P	1,485,000	1,505,404
Rancho Cucamonga, Redev. Agcy. Tax Alloc. (Rancho Redev.), MBIA,
5 1/8s, 9/1/30	Aaa	9,000,000	9,248,040
Redding, Elec. Syst. COP, MBIA, 6.368s, 7/1/22 (Prerefunded)	Aaa	20,800,000	24,161,488
Redwood City, Redev. Agcy., TAN (Redev. Area 2-A), AMBAC,
zero %, 7/15/22	Aaa	3,230,000	1,639,483
Ripon, Redev. Agcy. Tax Alloc. (Cmnty. Redev.), MBIA, 4 3/4s, 11/1/36	Aaa	1,600,000	1,606,304
Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29	BBB–	4,250,000	4,311,838
Riverside Cnty., Redev. Agcy. Tax Alloc., Ser. A, XLCA, 5s, 10/1/32	Aaa	9,260,000	9,524,003
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds (Rohnert
Redev.), MBIA, zero %, 8/1/25	Aaa	1,340,000	577,259
Roseville, Cmnty. Fac. Special Tax Bonds
(Cmnty. Fac. Dist. No. 1-Crocker), 6s, 9/1/33 (Prerefunded)	BB/P	1,750,000	1,881,652
(Dist. No. 1 — Fiddyment Ranch), 5s, 9/1/18	BB/P	325,000	322,023
Roseville, Natural Gas Fin. Auth. Rev. Bonds
5s, 2/15/26	Aa3	5,000,000	4,993,750
5s, 2/15/25	Aa3	5,000,000	5,011,250
Sacramento City Fin. Auth. TAN, Ser. A, FGIC, zero %, 12/1/23	Aaa	15,815,000	7,559,570
Sacramento, Special Tax Rev. Bonds (North Natomas Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	1,500,000	1,541,535
5.7s, 9/1/23	BBB/P	4,905,000	4,935,068
Sacramento, Muni. Util. Dist. Elec. Rev. Bonds
Ser. A, MBIA, 6 1/4s, 8/15/10 (Prerefunded)	Aaa	12,000,000	12,579,720
Ser. K, AMBAC, 5 1/4s, 7/1/24	Aaa	11,500,000	12,824,915
Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds (Cosumnes),
MBIA, 4 3/4s, 7/1/25	Aaa	5,000,000	5,074,750
Salinas, High School Dist. G.O. Bonds (Election of 2002),
Ser. B, MBIA, 5s, 6/1/26	Aaa	3,490,000	3,649,493
Salinas, Unified School Dist. G.O. Bonds (Cap. Appn.), Ser. A,
FGIC, zero %, 10/1/24	Aaa	1,200,000	549,432
San Bruno Pk., School Dist. G.O. Bonds (Election of 1998),
Ser. C, FSA, zero %, 8/1/26	Aaa	1,500,000	624,345
San Diego Cnty., COP
(Burnham Institute), 6 1/4s, 9/1/29 (Prerefunded)	AAA/P	4,000,000	4,248,120
(Edgemoor), AMBAC, 5s, 2/1/28	Aaa	2,300,000	2,384,042
San Diego Cnty., Wtr. Auth. COP
(Stars & Cars), Ser. B, MBIA, 6.3s, 4/21/11	Aaa	56,700,000	60,658,227
Ser. A, FSA, 5s, 5/1/30	Aaa	5,000,000	5,175,100
Ser. A, FSA, 5s, 5/1/27	Aaa	10,000,000	10,389,300
San Diego, Assn. of Bay Area Governments Fin. Auth. For
Nonprofit Corps. Rev. Bonds (San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	A–	7,650,000	7,999,605
San Diego, Cmnty. College Dist. G.O. Bonds (Election of 2006),
FSA, zero %, 8/1/16	Aaa	5,060,000	3,563,960
San Diego, Pub. Fac. Fin. Auth. TAN (Southcrest), Ser. B, Radian
Insd., 5 1/8s, 10/1/22	AA	1,000,000	1,010,520
San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds, FGIC, 5s, 5/15/25	Aaa	15,350,000	15,365,656
San Diego, Redev. Agcy. Tax Alloc. (Centre City), Ser. A, XLCA, 5s, 9/1/22	Aaa	4,665,000	4,875,298
San Diego, Wtr. Util. Rev. Bonds, FGIC, 4 3/4s, 8/1/28	Aaa	20,500,000	20,541,615

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
San Francisco, City & Cnty. Redev. Fin. Auth. Rev. Bonds (Redev.
Project), Ser. B, FGIC, 5 1/4s, 8/1/18	Aaa	$ 7,225,000	$ 7,732,556
San Francisco, Bay Area Rapid Tran. Dist. G.O. Bonds (Election
of 2004), Ser. B
5s, 8/1/27	AAA	5,000,000	5,281,950
5s, 8/1/22	AAA	8,445,000	9,026,016
San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds (Toll Road), Ser. A
5s, 1/1/33	Ba2	34,125,000	32,614,969
MBIA, zero %, 1/15/32	Aaa	25,000,000	7,698,000
MBIA, zero %, 1/15/23	Aaa	21,625,000	10,679,505
San Joaquin Hills, Trans. Corridor Agcy. Toll Rd. Rev. Bonds,
Ser. A, MBIA, zero %, 1/15/26	Aaa	28,135,000	11,904,481
San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged Area Redev.)
Ser. B, Radian Insd., 5s, 8/1/32	AA	3,935,000	3,788,539
FGIC, 5s, 8/1/27	Aaa	15,395,000	15,832,526
San Jose, Unified School Dist. Santa Clara Cnty., G.O. Bonds,
FGIC, zero %, 8/1/15	Aaa	1,250,000	923,150
San Juan, Basin Auth. Rev. Bonds (Ground Wtr. Recvy.), AMBAC, 5s, 12/1/34	Aaa	1,000,000	1,025,980
San Marcos, Pub. Fac. Auth. Rev. Bonds
5.8s, 9/1/27	Baa3	2,995,000	3,074,248
5.8s, 9/1/18	Baa3	1,635,000	1,681,385
5 1/2s, 9/1/10	Baa3	1,110,000	1,138,227
San Mateo, Unified High School Dist. G.O. Bonds, Ser. C, FGIC, zero %, 9/1/26	Aaa	2,885,000	1,207,286
Santa Barbara Cnty., Waterfront COP, AMBAC, 5s, 10/1/27	Aaa	4,590,000	4,748,401
Santa Maria, Joint Unified High School Dist. G.O. Bonds
(Election 2004), FGIC, zero %, 8/1/27	Aaa	1,505,000	594,475
Santa Monica, Cmnty. College Dist. G.O. Bonds (Election of 2004), Ser. A,
MBIA, 5s, 5/1/23 (Prerefunded)	Aaa	2,000,000	2,175,900
Santa Rosa, Waste Wtr. Rev. Bonds, Ser. B, AMBAC, zero %, 9/1/22	Aaa	2,370,000	1,204,671
Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev. Bonds
(Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	12,520,000	12,568,577
(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BBB/P	500,000	501,445
(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BBB/P	500,000	501,715
Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds, Ser. A, XLCA, 5 1/8s, 12/1/35	Aaa	5,000,000	5,173,700
Shasta, Unified High School Dist. G.O. Bonds (Election of 2001),
MBIA, zero %, 8/1/27	Aaa	2,020,000	790,204
Sierra View, Hlth. Care Dist. Rev. Bonds
5 1/4s, 7/1/37	A/F	2,000,000	2,021,120
5 1/4s, 7/1/32	A/F	1,000,000	1,010,560
Sierra, Joint Cmnty. College Dist. School Fac. Impt. G.O. Bonds
(Dist. No. 2 Western NV), Ser. B, MBIA
zero %, 8/1/15	Aaa	1,495,000	1,095,641
zero %, 8/1/14	Aaa	1,295,000	994,133
Sierra, Joint Cmnty. College Dist. School Fac. Impt. Dist. No. 2
G.O. Bonds (Dist. No. 2 Western NV), Ser. B, MBIA, zero %, 8/1/13	Aaa	1,275,000	1,026,197
Silicon Valley, Tobacco Securitization Auth. Rev. Bonds
(Santa Clara), Ser. A, zero %, 6/1/36	BBB/F	9,300,000	1,402,719
Solano Cnty., COP, MBIA, 4 3/4s, 11/1/24	Aaa	5,035,000	5,131,823
Southern CA Pub. Pwr. Auth. Rev. Bonds (Southern Transmission),
Ser. A, FSA, 5 1/4s, 7/1/18	Aaa	3,750,000	3,993,863
Stockton, Redev. Agcy. Rev. Bonds (Stockton Events Ctr.), FGIC, 5s, 9/1/28	Aaa	1,500,000	1,543,170
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds, 7.65s, 8/1/21	BB–/P	5,600,000	5,926,816
Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds (Marketplace 94-1)
6 7/8s, 9/1/24	B/P	5,000,000	5,301,000
zero %, 9/1/14	B/P	3,410,000	2,085,317

MUNICIPAL BONDS AND NOTES (98.8%)* continued

	Rating**	Principal amount	Value

California continued
Tobacco Securitization Auth. of Southern CA Rev. Bonds
Ser. A, 5 5/8s, 6/1/43 (Prerefunded)	AAA	$ 5,000,000	$ 5,441,850
Ser. A1-SNR, 4 3/4s, 6/1/25	BBB	15,070,000	14,324,939
Torrance Memorial Med. Ctr. Rev. Bonds, Ser. A
6s, 6/1/22	A1	1,500,000	1,602,480
5 1/2s, 6/1/31	A1	2,000,000	2,068,680
Tustin, Unified School Dist. Special Tax (Cmnty. Fac. Dist. No.
97-1), FSA, 5s, 9/1/32	Aaa	1,000,000	1,025,760
Tustin, Unified School Dist. Special Tax Bonds (Cmnty. Fac.
Dist. No. 97-1), U.S. Govt. Coll., 6 3/8s, 9/1/35 (Prerefunded)	AAA	4,000,000	4,185,160
Walnut, Energy Ctr. Auth. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/29	Aaa	16,200,000	16,697,825
Washington Twp., Hlth. Care Dist. Rev. Bonds, Ser. A
5s, 7/1/17	A3	1,125,000	1,166,209
5s, 7/1/16	A3	535,000	556,480
5s, 7/1/14	A3	975,000	1,012,215
5s, 7/1/13	A3	930,000	964,680
5s, 7/1/12	A3	300,000	310,860
4 1/4s, 7/1/11	A3	775,000	779,759
4 1/8s, 7/1/10	A3	815,000	818,423
4s, 7/1/09	A3	350,000	351,215
4s, 7/1/08	A3	300,000	300,684
West Kern, Cmnty. Coll. Dist. G.O. Bonds (Election of 2004), Ser. B, XLCA
zero %, 11/1/24	Aaa	2,395,000	1,028,724
zero %, 11/1/22	Aaa	2,315,000	1,109,185
zero %, 11/1/20	Aaa	1,240,000	675,416
			1,879,042,566

Puerto Rico (2.3%)
Children’s Trust Fund Tobacco Settlement Rev. Bonds (Asset
Backed Bonds), 5 5/8s, 5/15/43	BBB	4,000,000	4,021,480
Cmnwlth. of PR, G.O. Bonds, Ser. A, 5s, 7/1/24	Baa3	10,150,000	10,409,130
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)	AAA	5,515,000	5,912,190
Ser. AA, 5s, 7/1/28	A–	1,200,000	1,217,255
Ser. K, 5s, 7/1/13	BBB+	2,250,000	2,372,580
Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA
5 1/4s, 8/1/20	Aaa	2,000,000	2,112,260
5 1/4s, 8/1/18	Aaa	2,855,000	3,029,412
PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
(Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	14,800,000	15,745,276
			44,819,583

TOTAL INVESTMENTS

Total investments (cost $1,836,609,427)			$ 1,923,862,149

* Percentages indicated are based on net assets of $1,948,117,503.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

(F) Is valued at fair value following procedures approved by the Trustees.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At September 30, 2007, liquid assets totaling $503,551 have been designated as collateral for open swap contracts.

The rates shown on VRDN, Mandatory Put Bonds, and FRB are the current interest rates at September 30, 2007.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

IF COP are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2007.

The fund had the following industry group concentrations greater than 10% at September 30, 2007 (as a percentage of net assets):

Utilities	22.6%
Land	14.3
State government	13.9
Local government	10.4

The fund had the following insurance concentrations greater than 10% at September 30, 2007 (as a percentage of net assets):

MBIA	21.9%
AMBAC	12.4

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
$11,500,000	2/28/08	—	Municipal Market	$231,714
			Data AAA
			municipal 10
			Year rate

Lehman Brothers Special Financing, Inc.
11,500,000	2/29/08	—	4.27% minus	271,837
			Lehman Brothers
			Municipal Swap
			Index

Total				$503,551

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,836,609,427)	$1,923,862,149

Cash	39,013,515

Interest and other receivables	24,432,459

Receivable for shares of the fund sold	1,027,799

Receivable for securities sold	2,814,646

Receivable for custodian fees (Note 2)	179,604

Unrealized appreciation on swap contracts (Note 1)	503,551

Total assets	1,991,833,723

LIABILITIES

Distributions payable to shareholders	3,133,007

Payable for securities purchased	34,181,369

Payable for shares of the fund repurchased	2,391,029

Payable for compensation of Manager (Note 2)	2,414,472

Payable for investor servicing (Note 2)	104,755

Payable for Trustee compensation and expenses (Note 2)	311,180

Payable for administrative services (Note 2)	2,848

Payable for distribution fees (Note 2)	1,041,528

Other accrued expenses	136,032

Total liabilities	43,716,220

Net assets	$1,948,117,503

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)	$1,859,789,366

Undistributed net investment income (Note 1)	3,077,174

Accumulated net realized loss on investments (Note 1)	(2,505,310)

Net unrealized appreciation of investments	87,756,273

Total — Representing net assets applicable to capital shares outstanding	$1,948,117,503

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,845,476,419 divided by 229,426,227 shares)	$8.04

Offering price per class A share (100/96.25 of $8.04)*	$8.35

Net asset value and offering price per class B share ($76,149,623 divided by 9,475,130 shares)**	$8.04

Net asset value and offering price per class C share ($21,493,103 divided by 2,661,790 shares)**	$8.07

Net asset value and redemption price per class M share ($4,998,358 divided by 622,806 shares)	$8.03

Offering price per class M share (100/96.75 of $8.03)***	$8.30

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

INTEREST INCOME	$101,242,502

EXPENSES

Compensation of Manager (Note 2)	9,883,360

Investor servicing fees (Note 2)	756,710

Custodian fees (Note 2)	105,766

Trustee compensation and expenses (Note 2)	88,667

Administrative services (Note 2)	44,120

Distribution fees — Class A (Note 2)	3,935,480

Distribution fees — Class B (Note 2)	827,735

Distribution fees — Class C (Note 2)	219,131

Distribution fees — Class M (Note 2)	27,647

Other	306,519

Non-recurring costs (Notes 2 and 5)	1,233

Costs assumed by Manager (Notes 2 and 5)	(1,233)

Total expenses	16,195,135

Expense reduction (Note 2)	(521,785)

Net expenses	15,673,350

Net investment income	85,569,152

Net realized gain on investments (Notes 1 and 3)	12,150,449

Net realized gain on futures contracts (Note 1)	874,383

Net realized loss on swap contracts (Note 1)	(1,141,887)

Net unrealized depreciation of investments,futures contracts and swap contracts during the year	(54,044,721)

Net loss on investments	(42,161,776)

Net increase in net assets resulting from operations	$ 43,407,376

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06

Operations:
Net investment income	$ 85,569,152	$ 88,622,498

Net realized gain on investments and foreign currency transactions	11,882,945	6,603,385

Net unrealized depreciation of investments	(54,044,721)	(11,013,575)

Net increase in net assets resulting from operations	43,407,376	84,212,308

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(30,327)	—

Class B	(1,700)	—

Class C	(328)	—

Class M	(90)	—

Net realized short-term gain on investments

Class A	(827,178)	(96,126)

Class B	(47,752)	(7,971)

Class C	(9,764)	(1,140)

Class M	(2,473)	(299)

From tax-exempt net investment income

Class A	(78,490,853)	(82,093,559)

Class B	(3,382,364)	(5,231,903)

Class C	(725,949)	(788,690)

Class M	(211,279)	(234,332)

From net realized long-term gain on investments

Class A	(5,435,741)	(45,107,089)

Class B	(313,796)	(3,740,341)

Class C	(64,162)	(535,031)

Class M	(16,251)	(140,249)

Redemption fees (Note 1)	298	56

Decrease from capital share transactions (Note 4)	(115,513,842)	(103,020,580)

Total decrease in net assets	(161,666,175)	(156,784,946)

NET ASSETS

Beginning of year	2,109,783,678	2,266,568,624

End of year (including undistributed net investment income of $3,077,174 and
$223,505, respectively)	$1,948,117,503	$2,109,783,678

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
September 30, 2007	$8.23	.35	(.17)	.18	(.34)	(.03)	(.37)	—(c)	$8.04	2.14	$1,845,476.76		4.25	36.29
September 30, 2006	8.43	.34	(.01)	.33	(.34)	(.19)	(.53)	—(c)	8.23	4.09	1,959,603.75		4.17	11.70
September 30, 2005	8.57	.36	(.02)	.34	(.38)	(.10)	(.48)	—(c)	8.43	4.08	2,057,513.75		4.20	21.15
September 30, 2004	8.62	.38	.01	.39	(.40)	(.04)	(.44)	—	8.57	4.60	2,144,817.79		4.49	13.01
September 30, 2003	8.84	.39	(.17)	.22	(.39)	(.05)	(.44)	—	8.62	2.64	2,540,224.76		4.52	22.39

CLASS B
September 30, 2007	$8.22	.30	(.17)	.13	(.28)	(.03)	(.31)	—(c)	$8.04	1.63	$76,150	1.40	3.60	36.29
September 30, 2006	8.42	.29	(.01)	.28	(.29)	(.19)	(.48)	—(c)	8.22	3.46	120,918	1.39	3.52	11.70
September 30, 2005	8.56	.30	(.02)	.28	(.32)	(.10)	(.42)	—(c)	8.42	3.40	178,443	1.40	3.55	21.15
September 30, 2004	8.62	.33	(.01)	.32	(.34)	(.04)	(.38)	—	8.56	3.81	241,841	1.44	3.84	13.01
September 30, 2003	8.83	.33	(.16)	.17	(.33)	(.05)	(.38)	—	8.62	2.09	352,861	1.41	3.87	22.39

CLASS C
September 30, 2007	$8.26	.28	(.17)	.11	(.27)	(.03)	(.30)	—(c)	$8.07	1.32	$21,493	1.55	3.46	36.29
September 30, 2006	8.46	.28	(.01)	.27	(.28)	(.19)	(.47)	—(c)	8.26	3.24	23,147	1.54	3.37	11.70
September 30, 2005	8.60	.29	(.02)	.27	(.31)	(.10)	(.41)	—(c)	8.46	3.21	24,333	1.55	3.40	21.15
September 30, 2004	8.65	.34	(.02)	.32	(.33)	(.04)	(.37)	—	8.60	3.83	24,313	1.59	3.69	13.01
September 30, 2003	8.87	.32	(.17)	.15	(.32)	(.05)	(.37)	—	8.65	1.83	32,171	1.56	3.72	22.39

CLASS M
September 30, 2007	$8.21	.32	(.16)	.16	(.31)	(.03)	(.34)	—(c)	$8.03	1.97	$4,998	1.05	3.95	36.29
September 30, 2006	8.41	.32	(.01)	.31	(.32)	(.19)	(.51)	—(c)	8.21	3.79	6,115	1.04	3.87	11.70
September 30, 2005	8.55	.33	(.02)	.31	(.35)	(.10)	(.45)	—(c)	8.41	3.76	6,279	1.05	3.90	21.15
September 30, 2004	8.61	.35	—(c)	.35	(.37)	(.04)	(.41)	—	8.55	4.17	6,774	1.09	4.19	13.01
September 30, 2003	8.82	.36	(.16)	.20	(.36)	(.05)	(.41)	—	8.61	2.45	9,009	1.06	4.21	22.39

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/07

Note 1: Significant accounting policies

Putnam California Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2007, the fund reclassified $127,407 to increase undistributed net investment income with an increase to accumulated net realized losses of $127,407.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

Unrealized appreciation	$ 97,937,565
Unrealized depreciation	(11,805,065)
———————————————
Net unrealized appreciation	86,132,500
Undistributed tax-exempt income	4,618,283
Undistributed ordinary income	654,750
Undistributed long-term gain	8,677,410
Cost for federal income tax purposes	$1,837,729,649

Note 2: Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended September 30, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended September 30, 2007, Putnam Management has assumed $1,233 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2007, the fund incurred $848,272 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2007, the fund’s expenses were reduced by $521,785 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $636, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $147,033 and $87 from the sale of class A and class M shares, respectively, and received $66,755 and $2,559 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received $36,946 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $727,423,650 and $845,300,400, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 9/30/07:
Shares sold	17,018,721	$ 138,644,767

Shares issued in connection with
reinvestment of distributions	6,062,363	49,406,140

	23,081,084	188,050,907

Shares repurchased	(31,800,540)	(258,800,766)

Net decrease	(8,719,456)	$ (70,749,859)

Year ended 9/30/06:
Shares sold	15,665,446	$ 128,384,112

Shares issued in connection with
reinvestment of distributions	9,592,527	78,592,201

	25,257,973	206,976,313

Shares repurchased	(31,222,707)	(256,262,051)

Net decrease	(5,964,734)	$ (49,285,738)

CLASS B	Shares	Amount

Year ended 9/30/07:
Shares sold	371,280	$ 3,022,881

Shares issued in connection with
reinvestment of distributions	284,908	2,314,911

	656,188	5,337,792

Shares repurchased	(5,887,197)	(47,958,881)

Net decrease	(5,231,009)	$(42,621,089)

Year ended 9/30/06:
Shares sold	348,444	$ 2,854,663

Shares issued in connection with
reinvestment of distributions	715,954	5,861,353

	1,064,398	8,716,016

Shares repurchased	(7,547,762)	(61,832,902)

Net decrease	(6,483,364)	$(53,116,886)

CLASS C	Shares	Amount

Year ended 9/30/07:
Shares sold	757,468	$ 6,188,440

Shares issued in connection with
reinvestment of distributions	66,949	547,709

	824,417	6,736,149

Shares repurchased	(964,428)	(7,888,172)

Net decrease	(140,011)	$(1,152,023)

Year ended 9/30/06:
Shares sold	501,289	$ 4,126,427

Shares issued in connection with
reinvestment of distributions	114,259	939,568

	615,548	5,065,995

Shares repurchased	(689,900)	(5,667,687)

Net increase	(74,352)	$ (601,692)

CLASS M	Shares	Amount

Year ended 9/30/07:
Shares sold	45,476	$ 371,276

Shares issued in connection with
reinvestment of distributions	19,137	155,711

	64,613	526,987

Shares repurchased	(186,544)	(1,517,858)

Net decrease	(121,931)	$ (990,871)

Year ended 9/30/06:
Shares sold	68,490	$ 559,731

Shares issued in connection with
reinvestment of distributions	32,534	265,947

	101,024	825,678

Shares repurchased	(102,795)	(841,942)

Net decrease	(1,771)	$ (16,264)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(unaudited)

The fund has designated 99.96% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $10,137,762 as long-term capital gain, for its taxable year ended September 30, 2007.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

134,096,654	5,268,340	9,685,521

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

 Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.

Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

 Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Putnam Investment	President
Management, LLC		Judith Cohen
One Post Office Square	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Boston, MA 02109	Executive Vice President, Principal Executive
	Officer, Associate Treasurer and	Wanda M. McManus
Marketing Services	Compliance Liaison	Vice President, Senior Associate Treasurer
Putnam Retail Management		and Assistant Clerk
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Senior Vice President and Treasurer	Nancy E. Florek
Vice President, Assistant Clerk, Assistant
Custodian	Steven D. Krichmar	Treasurer and Proxy Manager
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Richard S. Robie, III
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	Francis J. McNamara, III
Robert E. Patterson	Vice President and Chief Legal Officer
George Putnam, III
W. Thomas Stephens	Robert R. Leveille
Richard B. Worley	Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN045 247900 11/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2007	$54,050	$--	$5,450	$-
September 30, 2006	$42,280	$--	$4,680	$ 1,383

For the fiscal years ended September 30, 2007and September 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,450 and $6,063 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2007	$ -	$ -	$ -	$ -
September 30
, 2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007